SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 17, 2003 (April 17, 2003)

Date of Report (Date of earliest event reported)

Zions Bancorporation

(Exact name of registrant as specified in its charter)

Utah	0-2610	87-0227400
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 524-4787

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report)

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Zions Bancorporation (the “Company”) under the Securities Act of 1933, as amended.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1    Press Release Dated April 17, 2003

ITEM 9.	REGULATION FD DISCLOSURE

On April 17, 2003, Zions Bancorporation announced its financial results for the quarter ended March 31, 2003. The press release announcing financial results for the quarter ended March 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference. The information included in this section is intended to be included under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:	/S/ DOYLE L. ARNOLD
Name:	Doyle L. Arnold
Title:	Executive Vice President and Chief Financial Officer

Date: April 17, 2003

3